                                   FORM 8K/A


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                       AMENDMENT TO APPLICATION OR REPORT
                Filed Pursuant to Section 12,13, or 15(d) of the
                        Securities Exchange Act of 1934


                           LUKENS MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)



                                AMENDMENT NO. 1


The undersigned registrant hereby amends the following items, financial statements, or exhibits or other portions of its current report on Form 8-K dated March 12, 1996, as set forth in the pages attached hereto:

  1. Item 7(a) is being amended to include historical financial statements of the acquired business.

  2. Item 7(b) is being amended to include the pro forma financial statements with respect to the acquisition of the specified product lines of Ulster Scientific, Incorporated, effective March 12, 1996.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                              LUKENS MEDICAL CORPORATION

                              By:
                                 ---------------------------------------------
                              Robert S. Huffstodt
                              President and Chief Executive Officer

                              Date:
                                   -------------------------------------------

                                                             STATEMENT OF ASSETS
                                                ACQUIRED AND LIABILITIES ASSUMED
                                                        AS OF MARCH 5, 1996, AND
                                              STATEMENT OF REVENUES AND EXPENSES
                                                         AS OF DECEMBER 31, 1995


                                                 ULSTER SCIENTIFIC, INCORPORATED

                   Report of Independent Public Accountants



To the Board of Directors and Stockholders of Ulster Scientific, Incorporated


We have audited the accompanying Statement of Assets Acquired and Liabilities Assumed of Ulster Scientific, Incorporated as of March 5, 1996, and the related Statement of Revenues and Expenses for the year ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the assets acquired and liabilities assumed as of March 5, 1996, and the results of operations of the product lines sold to Lukens Medical Corporation for the year ended December 31, 1995, in conformity with generally accepted accounting principles.



Neff & Company LLP


Albuquerque, New Mexico
May 2, 1996

ULSTER SCIENTIFIC, INCORPORATED
STATEMENT OF ASSETS ACQUIRED AND
LIABILITIES ASSUMED
As of March 5, 1996



ASSETS ACQUIRED (Note 1)

Inventory:
  Lancets                             $ 43,800
  Bask Kits                              6,660
  Dispettes                              9,536
                                      --------

      Total inventory acquired                          $ 59,996


Fixtures and equipment:
  Fixtures                               8,847
  Label printer                            475
  Computers/equipment                    3,868
  Molds, dies, artwork and plates        4,500
  Miscellaneous                            310
                                      --------

      Total fixtures and equipment                        18,000
                                                        --------

      Total assets acquired                             $ 77,996
                                                        ========


LIABILITIES ASSUMED (Note 2)

Accounts payable to suppliers:
  Guest Medical                       $250,000
  Delta Machine and Tool                17,511
  Preferred Medical Products             9,477
  Urbach, Kahn & Werlin                 22,576
  Howell Packaging                       8,052
  Palco Laboratories                     8,210
  Vancore, DeBenedictus                  3,390
                                      --------

      Total liabilities assumed                         $319,216
                                                        ========

The accompanying notes are an integral part of these financial statements.

ULSTER SCIENTIFIC, INCORPORATED
STATEMENT OF REVENUES AND EXPENSES
For the Year Ended December 31, 1995



Net sales (Note 3)                                 $ 3,822,495

Cost of goods sold (Note 3)                         (2,745,830)
                                                   -----------

Gross profit                                         1,076,665

Selling expenses (Note 3)                             (555,473)

General and administrative expenses (Note 3)        (1,035,185)
                                                   -----------

Operating loss                                        (513,993)


Other income (expenses) (Note 3):
  Gain on sale of securities                             1,685
  Interest income                                           75
  Interest expense                                    (127,230)
  Miscellaneous income                                  15,479
                                                   -----------

Net loss                                           $  (623,984)
                                                   ===========

The accompanying notes are an integral part of these financial statements.

ULSTER SCIENTIFIC, INCORPORATED
NOTES TO FINANCIAL STATEMENTS



NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization. Ulster Scientific, Inc. (the Company) is a wholesale distributor of medical and scientific supplies and equipment. The Company extends credit to customers, primarily in the medical supply industry. The Company has sold certain product lines to Lukens Medical Corporation (Lukens) as of March 5, 1996, and as a result of the sale the format for these statements has been established.

Basis of Accounting. The Company uses the accrual method of accounting which recognizes income when it is earned and expenses as they are incurred.

Pervasiveness of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Inventory Acquired. Inventory acquired is stated at its fair market value as of March 5, 1996.

Fixed Assets Acquired. Fixed assets acquired are stated at fair market value as of March 5, 1996.


NOTE 2. LIABILITIES ASSUMED

Amounts listed represent all amounts owing to the suppliers named with the exception of an additional $17,011 owing to Delta Machine and Tool, which is payable by the Company within 30 days of the date of the sale of the product lines to Lukens. There are additional payables to Guest Medical which the Company is to satisfy and to which Lukens is aware.


NOTE 3. REVENUES AND EXPENSES

The Statement of Revenues and Expenses reflects the results of operations for only the product lines which have been sold to Lukens. The Company's revenues and direct costs relating to the pipettor product line, which was not sold are not presented. All costs which could be directly attributed to the sold product lines such as advertising, legal, consulting, and bad debt expenses are included, while the Company's historical indirect and corporate costs (sales, general and administrative expenses) have been allocated to the product lines sold based upon their percent of sales (81.03%) for the year.

ULSTER SCIENTIFIC, INCORPORATED
NOTES TO FINANCIAL STATEMENTS (CONTINUED)




NOTE 4. MAJOR CUSTOMERS

Sales to one customer were approximately 30 percent of the net sales for the year ended December 31, 1995.

LUKENS MEDICAL CORPORATION
 AND
ULSTER SCIENTIFIC, INCORPORATED



               Unaudited Pro Forma Combined Financial Statements


The unaudited pro forma combined financial statements presented on the following pages are based on the historical financial statements of Lukens Medical Corporation (Lukens) and Ulster Scientific, Incorporated (Ulster), and reflect the pro forma effects of Lukens, acquisition of Ulster. The acquisition has been accounted for as a purchase transaction with the purchase price being allocated to the assets acquired based on their respective fair market values at the date of acquisition. The pro forma adjustments have been applied to the historical balance sheet and consolidated statements of operations for Lukens and the statement of assets acquired and liabilities assumed as of March 5, 1996, and the statement of revenues and expenses for Ulster for the year ended December 31, 1995, and reflect the acquisition of Ulster as if it had occurred on January 1, 1995. The pro forma adjustments are based upon available information and certain assumptions management believes are reasonable.

The unaudited pro forma combined financial statements should be read in conjunction with the historical financial statements and notes of Lukens and Ulster. This pro forma information is not necessarily indicative of the results of operations of Lukens as if the transaction has occurred at the beginning of the period, or of the results of future operations, nor do they reflect expense reductions (other than those described in the notes to the pro forma combined financial statements) and other changes that might have resulted from management of Lukens and Ulster throughout the indicated period.

LUKENS MEDICAL CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED BALANCE SHEET
December 31, 1995

ASSETS
                                     Lukens
                                     Medical                 Ulster               Pro Forma
                                   Corporation             Scientific            Adjustments            Pro Forma
                                   As Reported            Incorporated              Dr(Cr)                Total
Current assets:
  Cash and cash equivalents         $    39,049                    -                       -                39,049
  Accounts receivable, net of
    allowance of $5,790               1,269,211                    -                       -             1,269,211
  Inventory                           3,849,051               59,996                 (59,996)/1/
                                                                                      59,996 /1/         3,909,047
  Prepaid expenses                       23,456                    -                       -                23,456
                                 ---------------------------------------------------------------------------------

     Total current assets             5,180,767               59,996                       -             5,240,763

Land, building and equipment,
  net                                 1,710,633               18,000                 (18,000)/1/
                                                                                      18,000 /1/         1,728,633

Intangible assets, net of accu-
  mulated amortization                  469,408                    -                 490,000 /1/           959,408

Other assets                             97,980                    -                       -                97,980
                                 ---------------------------------------------------------------------------------










                  Total assets       $7,458,788               77,996                 490,000             8,026,784
                                 =================================================================================

The accompanying notes are an integral part of these pro forma financial statements.



LIABILITIES AND STOCKHOLDERS' EQUITY
                                     Lukens
                                     Medical                 Ulster               Pro Forma
                                   Corporation             Scientific            Adjustments            Pro Forma
                                   As Reported            Incorporated              Dr(Cr)                Total
Current liabilities:
   Accounts payable                $    665,080                319,216              (319,216)/1/
                                                                                      19,996 /1/
                                                                                     148,000 /1/            833,076
   Accrued payroll                       20,029                      -                     -                 20,029
   Accrued liabilities                   91,410                      -                     -                 91,410
   Current maturities of long-
     term debt                          357,095                      -                     -                357,095
   Current maturities of obli-
     gations under capital
     leases                              19,380                      -                     -                 19,380
                                   --------------------------------------------------------------------------------


        Total current liabilities     1,152,994                319,216              (151,220)/1/          1,320,990

Long-term debt, excluding current
   maturities                            79,979                      -                     -                 79,979

Stockholder payable                     650,000                      -               400,000/1/           1,050,000

Obligations under capital leases,
 excluding current maturities            37,227                      -                     -                 37,227
                                   --------------------------------------------------------------------------------

        Total liabilities             1,920,200                319,216               248,780/1/           2,488,196

Stockholders' equity:
   Common stock $.01 par value,
   authorized 20,000,000 shares;
   issued and outstanding
   2,611,418 shares                      26,115                      -                     -                 26,115
   Additional paid-in capital        16,938,696                      -                     -             16,938,696
   Accumulated deficit              (11,426,223)                     -                     -            (11,426,223)
                                   --------------------------------------------------------------------------------
      Total stockholders'
       equity                         5,538,588                      -                     -              5,538,588
                                   --------------------------------------------------------------------------------

      Total liabilities and
       stockholders' equity        $  7,458,788                319,216               248,780              8,026,784
                                   ================================================================================

The accompanying notes are an integral part of these pro forma financial statements.

LUKENS MEDICAL CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
Year Ended December 31, 1995

                                     Lukens
                                     Medical                 Ulster               Pro Forma
                                   Corporation             Scientific            Adjustments            Pro Forma
                                   As Reported            Incorporated              Dr(Cr)                Total
Net sales                            4,883,288             3,822,495                       -               8,705,783
Cost of sales                        3,436,553             2,745,830                (165,646)/2/           6,016,737
                                     --------------------------------------------------------------------------------
  Gross profit                       1,446,735             1,076,665                 165,646               2,689,046
                                     --------------------------------------------------------------------------------

Selling expenses                       364,906               555,473                (122,449)/3/             797,930
General and administrative
   expenses                            813,574             1,035,185                (715,013)/3/           1,133,746
Research and development
   expenses                            138,450                     -                       -                 138,450
                                     --------------------------------------------------------------------------------
        Total operating expenses     1,316,930             1,590,658                (837,462)              2,070,126
                                     --------------------------------------------------------------------------------
        Earnings (loss) from
           operations                  129,805              (513,993)              1,003,108                 618,920

Other income (expense):
   Interest income                      18,133                    75                     (75)/4/              18,133
   Interest expense                   (209,424)             (127,230)                127,230 /5/
                                                                                     (32,032)/5/            (241,456)
   Gain on sale of building            150,721                     -                       -                 150,721
   Other, net                         (121,508)               17,164                 (17,164)/6/
                                                                                    (126,000)/6/            (247,508)
                                     --------------------------------------------------------------------------------
        Total other expense, net      (162,078)             (109,991)                (48,041)               (320,110)
                                     --------------------------------------------------------------------------------
        (Loss) before income taxes
           and extraordinary item      (32,273)             (623,984)                955,067                 298,810
                                     --------------------------------------------------------------------------------

Income taxes                                 -                     -                       -/7/                    -
Extraordinary gain on extinguish-
  ment of debt                         233,240                     -                       -                 233,240
                                     --------------------------------------------------------------------------------
           Net earnings (loss)       $ 200,967              (623,984)                955,067                 532,050
                                     ================================================================================

The accompanying notes are an integral part of these pro forma financial statements.

LUKENS MEDICAL CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS (CONTINUED)
Year Ended December 31, 1995

                                     Lukens
                                     Medical                 Ulster               Pro Forma
                                   Corporation             Scientific            Adjustments            Pro Forma
                                   As Reported            Incorporated               Dr(Cr)                Total
Weighted average number of
 common and common equi-
  valent shares
   outstanding:
    Primary                          2,611,418                     -                       -               2,611,418
    Fully diluted                    2,743,659                     -                       -               2,743,659
Net earnings (loss) per
 common
   and common equivalent
    share-
   primary:
    (Loss) before
     extraordinary
     item                            $  (.0124)                    -                       -                   .1144
    Extraordinary gain                   .0894                     -                       -                   .0894
                                     --------------------------------------------------------------------------------
      Net earnings (loss)            $   .0770                     -                       -                   .2038
                                     ================================================================================

Net earnings (loss) per
 common
   and common equivalent
    share-
   fully diluted:
    (Loss) before
     extraordinary
     item                            $  (.0118)                    -                       -                   .1089
    Extraordinary gain                   .0850                     -                       -                   .0850
                                     --------------------------------------------------------------------------------
      Net earnings (loss)            $   .0732                     -                       -                   .1939
                                     ================================================================================

The accompanying notes are an integral part of these pro forma financial statements.

LUKENS MEDICAL CORPORATION AND
ULSTER SCIENTIFIC, INCORPORATED
NOTES TO UNAUDITED PRO FORMA
COMBINED FINANCIAL STATEMENTS



Pro forma adjustments to give effect to the acquisition of Ulster Scientific, Incorporated (Ulster) by Lukens Medical Corporation (Company) are summarized as follows:


1. On March 5, 1996, the Company completed an acquisition of three product lines from Ulster, a New York corporation. The Company paid $40,000 cash, assumed approximately $320,000 in supplier liabilities, and agreed to terms on a consulting and royalty contract with minimum payments of $90,000 per year for the next eight years. The Company also purchased approximately $60,000 in inventory from Ulster at closing. The cash payments of $60,000 and $40,000 were both made to Ulster's bank and reduced amounts owed by Ulster to the bank. In addition, the Company issued warrants to the seller for 200,000 shares with an exercise price of $3.00 each, which were anti-dilutive at December 31, 1995 and contingent on future product sales and transfer of ownership of the FDA approvals to Lukens. A major stockholder loaned the Company $400,000 for the Ulster purchase.

2. Cost of sales was reduced due to merged synergies which will allow the Company to better utilize and leverage its existing infrastructure. The elimination of approximately $166,000 is related to nonrecurring costs as a result of the acquisition. They primarily represent depreciation expense based on Ulster's asset cost, overhead cost eliminations, salary reductions, and product cost reduction due to streamlined purchasing strategies and batched sterilization runs with existing product lines.

3. Certain selling and certain general and administrative expenses in the amount of $122,449 and $723,026, respectively, were eliminated from the pro forma statements of operations. The Company expects to utilize its existing infrastructure to eliminate the need for several salaried positions, and therefore, more costs and related expenses have been reduced from their pre-acquisition levels. Additionally, amortization expense relating to acquired intangible assets in the amount of $62,000 has been added to general and administrative expense.

4. Interest income of $75 has been eliminated in this pro forma as excess cash will be used to optionally manage the balance of leveraged assets.

5. Interest expense of $32,000 relating to the financing of this acquisition has been recorded for the year ended December 31, 1995. Interest expense of $127,000 incurred by Ulster has been eliminated, as it relates to debts which are not to be assumed by the Company.

LUKENS MEDICAL CORPORATION AND
ULSTER SCIENTIFIC, INCORPORATED
NOTES TO UNAUDITED PRO FORMA
COMBINED FINANCIAL STATEMENTS (CONTINUED)




6. Other expense of $126,000 relating to minimum royalty commitments to the former owner has been recorded in the pro forma. Other nonrecurring expense of $25,000 incurred by Ulster has been eliminated.

7. Because of the usage of net operating loss carryforwards by the Company, there is no income tax payable/provision at December 31, 1995.